UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Knight-Swift Transportation Holdings Inc.
(Name of Registrant as Specified In Its Charter)

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***Exercise Your Right to Vote*** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2019. Knight-Swift Transportation Holdings Inc. Meeting Information Meeting Type: Annual Meeting For holders as of: April 5, 2019 Date: May 30, 2019 Time: 8:30 AM Local Time Location: Knight-Swift Transportation Holdings Inc. 20002 North 19th Avenue Phoenix, Arizona 85027 Knight Transportation Swift Transportation Knight-Swift Transportation Holdings Inc. Attn: Proxy Dept. 20002 North 19th Avenue Phoenix, Arizona 85027 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E69009-P21367-Z74602

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E69010-P21367-Z74602

Voting Items The Board of Directors recommends a vote FOR Proposals 1 through 3. Proposal No. 1: Election of Class II Directors, each such director to serve a term of three years. NOMINEES: 1. Michael Garnreiter 2. David Vander Ploeg 3. Robert Synowicki, Jr. Election of Class III Directors, each such director to serve a term of one year. NOMINEES: 4. David Jackson 5. Kevin Knight Proposal No. 2: Advisory, non-binding vote to approve executive compensation. Proposal No. 3: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2019. The Board of Directors does not recommend a vote FOR or AGAINST Proposal 4. Proposal No. 4: Stockholder proposal regarding Board declassification, if properly presented. Other Action: In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof. E69011-P21367-Z74602

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